Exhibit X

BlackRock FundsSM

BlackRock Bond Allocation Target Shares

POWER OF ATTORNEY

Stuart E. Eizenstat, whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Laurence D. Fink, Anne Ackerley, Brian P. Kindelan, Robert P. Connolly and Paul Audet, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable BlackRock FundsSM and BlackRock Bond Allocation Target Shares (each, a “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A and any other registration statements pursuant to said Acts (including Registration Statements on Form N-14), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Stuart Eizenstat
Stuart E. Eizenstat

Date: September 10, 2004

BlackRock FundsSM

BlackRock Bond Allocation Target Shares

POWER OF ATTORNEY

Laurence D. Fink, whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Anne Ackerley, Brian P. Kindelan, Robert P. Connolly and Paul Audet, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable BlackRock FundsSM and BlackRock Bond Allocation Target Shares (each, a “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A and any other registration statements pursuant to said Acts (including Registration Statements on Form N-14), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Laurence D. Fink
Laurence D. Fink

Date: September 10, 2004

BlackRock FundsSM

BlackRock Bond Allocation Target Shares

POWER OF ATTORNEY

Robert M. Hernandez, whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Laurence D. Fink, Anne Ackerley, Brian P. Kindelan, Robert P. Connolly and Paul Audet, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable BlackRock FundsSM and BlackRock Bond Allocation Target Shares (each, a “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A and any other registration statements pursuant to said Acts (including Registration Statements on Form N-14), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Robert M. Hernandez
Robert M. Hernandez

Date: September 10, 2004

BlackRock FundsSM

BlackRock Bond Allocation Target Shares

POWER OF ATTORNEY

Matina Horner, whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Laurence D. Fink, Anne Ackerley, Brian P. Kindelan, Robert P. Connolly and Paul Audet, and each of them, her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable BlackRock FundsSM and BlackRock Bond Allocation Target Shares (each, a “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A and any other registration statements pursuant to said Acts (including Registration Statements on Form N-14), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Matina Horner
Matina Horner

Date: September 10, 2004

BlackRock FundsSM

BlackRock Bond Allocation Target Shares

POWER OF ATTORNEY

David R. Wilmerding, Jr., whose signature appears below, hereby constitutes and appoints Laurence D. Fink, Anne Ackerley, Brian P. Kindelan, Robert P. Connolly and Paul Audet, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable BlackRock FundsSM and BlackRock Bond Allocation Target Shares (each, a “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A and any other registration statements pursuant to said Acts (including Registration Statements on Form N-14), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ David R. Wilmerding, Jr.
David R. Wilmerding, Jr.

Date: September 10, 2004